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BOK FINANCIAL CORPORATION                                                                                        Exhibit 99 (b)
 (In thousands, except ratio and per share data)

                                                          Period End Balances                         Average Balances
                                                 -------------------------------------      ------------------------------------
                                                               March 31,                          Quarter Ended March 31,
                                                 -------------------------------------      ------------------------------------
 BALANCE SHEETS                                       2004                 2003                  2004                2003
                                                 ----------------     ----------------      ----------------   -----------------
 ASSETS
 Cash and due from banks                               $ 554,511            $ 563,674             $ 482,558           $ 459,270
 Trading securities                                       18,155               10,658                15,499              10,342
 Funds sold                                               12,800               26,642                 7,995              29,392
 Securities:
   Available for sale                                  4,677,148            4,602,369             4,594,569           4,143,109
   Held for investment                                   198,679              199,463               193,929             200,265
                                                 ----------------     ----------------      ----------------   -----------------
 Total securities                                      4,875,827            4,801,832             4,788,498           4,343,374
 Loans:
   Commercial                                          4,319,665            4,013,235             4,316,205           3,915,425
   Commercial real estate                              1,619,225            1,461,763             1,618,109           1,538,089
   Residential mortgage                                1,115,952            1,097,507             1,115,213           1,093,201
   Consumer                                              445,734              403,984               445,186             402,398
                                                 ----------------     ----------------      ----------------   -----------------
 Total loans                                           7,500,576            6,976,489             7,494,713           6,949,113
 Less allowance for loan losses                         (129,838)            (119,699)             (132,494)           (119,959)
                                                 ----------------     ----------------      ----------------   -----------------
 Total loans, net                                      7,370,738            6,856,790             7,362,219           6,829,154
 Premises and equipment, net                             173,079              154,943               174,040             153,292
 Accrued revenue receivable                               69,619               61,935                62,398              62,241
 Intangible assets, net                                  248,660              196,256               249,794             197,037
 Mortgage servicing rights, net                           42,352               37,526                46,263              35,727
 Real estate and other repossessed assets                  5,954                5,350                 6,695               6,242
 Bankers' acceptances                                     23,117               33,210                23,945              16,988
 Derivative contracts                                    230,464              130,158               171,394             140,846
 Other assets                                            134,836              109,852               140,704              82,760
                                                 ----------------     ----------------      ----------------   -----------------
 TOTAL ASSETS                                       $ 13,760,112         $ 12,988,826          $ 13,532,002        $ 12,366,665
                                                 ================     ================      ================   =================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                            $ 1,921,263          $ 1,460,436           $ 1,643,638         $ 1,292,077
   Interest-bearing transaction                        3,838,615            3,452,180             3,819,981           3,288,874
   Savings                                               178,088              175,224               174,958             168,730
   Time deposits                                       3,427,608            3,546,880             3,395,785           3,399,813
                                                 ----------------     ----------------      ----------------   -----------------
 Total deposits                                        9,365,574            8,634,720             9,034,362           8,149,494
 Federal funds purchased and
   repurchase agreements                               1,480,246            1,465,907             1,675,722           1,420,781
 Other borrowed funds                                  1,012,745            1,057,550             1,010,414           1,059,201
 Subordinated debentures                                 154,027              155,198               154,175             155,304
 Accrued interest, taxes, and expenses                    69,415               73,200                71,807              66,427
 Due on unsettled security transactions                   39,100              251,667                57,903             198,751
 Bankers' acceptances                                     23,117               33,210                23,945              16,988
 Derivative contracts                                    231,803              122,253               172,295             131,764
 Other liabilities                                        88,214               55,050                80,511              51,890
                                                 ----------------     ----------------      ----------------   -----------------
 TOTAL LIABILITIES                                    12,464,241           11,848,755            12,281,134          11,250,600
 Shareholders' Equity:
   Shareholders' equity                                1,260,475            1,099,758             1,232,719           1,074,141
   Unrealized securities gains                            35,396               40,313                18,149              41,924
                                                 ----------------     ----------------      ----------------   -----------------
 TOTAL SHAREHOLDERS' EQUITY                            1,295,871            1,140,071             1,250,868           1,116,065
                                                 ----------------     ----------------      ----------------   -----------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                             $ 13,760,112         $ 12,988,826          $ 13,532,002        $ 12,366,665

                                                ================     ================      ================   =================
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

                                                             For the Quarter Ended
                                                     -------------------------------------
                                                                   March 31,
                                                     -------------------------------------
 STATEMENTS OF EARNINGS                                   2004                 2003
                                                     ----------------     ----------------

 Interest revenue                                          $ 146,006            $ 141,952
 Interest expense                                             43,204               46,441
                                                     ----------------     ----------------
 Net interest revenue                                        102,802               95,511
 Provision for loan losses                                     7,027                9,912
                                                     ----------------     ----------------
 Net interest revenue after
   provision for loan losses                                  95,775               85,599

 Other operating revenue
   Brokerage and trading revenue                              10,011                9,214
   Transaction card revenue                                   14,724               12,676
   Trust fees and commissions                                 13,709               10,180
   Service charges and fees on deposit accounts               22,155               18,984
   Mortgage banking revenue, net                               7,744               15,535
   Leasing revenue                                               887                  859
   Other revenue                                               6,624                4,660
                                                     ----------------     ----------------
  Total fees and commissions                                  75,854               72,108
   Gain on sale of other assets                                  684                  730
   Gain (loss) on sales of securities, net                     4,277                9,689
   Gain (loss) on derivatives                                   (995)              (1,296)
                                                     ----------------     ----------------
   Total other operating revenue                              79,820               81,231

 Other operating expense
   Personnel                                                  58,209               53,784
   Business promotion                                          3,350                3,471
   Contribution of stock to BOk Charitable Foundation          4,125                    -
   Professional fees and services                              3,899                3,765
   Net occupancy and equipment                                11,851               11,061
   Data processing and communications                         14,641               11,720
   FDIC and other insurance                                      604                  516
   Printing, postage and supplies                              3,317                3,359
   Net (gains) losses and operating expenses
     on repossessed assets                                       114                    8
   Amortization of intangible assets                           2,138                1,777
   Mortgage banking costs                                      5,843               14,442
   Provision (recovery) for impairment of
     mortgage servicing rights                                 3,703               (7,830)
   Other expense                                               4,249                3,082
                                                     ----------------     ----------------
 Total other operating expense                               116,043               99,155

 Income before taxes                                          59,552               67,675
 Federal and state income taxes                               20,400               24,208
                                                     ----------------     ----------------
 Net Income                                                 $ 39,152             $ 43,467
                                                     ================     ================
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
                                                             For the Quarter Ended
                                                     -------------------------------------
                                                                   March 31,
                                                     -------------------------------------
  FINANCIAL DATA                                           2004                 2003
                                                     ----------------     ----------------
 Capital:
   Average equity                                        $ 1,250,868          $ 1,116,065
   Period-end equity                                     $ 1,295,871          $ 1,140,071
   Risk-based capital ratios:
     Tier 1                                                    9.32%                9.20%
     Total capital                                            11.45%               12.11%
   Leverage ratio                                              7.34%                7.03%

 Common stock:
   Book value per share                                      $ 22.32              $ 19.79
                                                     ================     ================

   Basic earnings per share                                   $ 0.68               $ 0.76
                                                     ================     ================

   Diluted earnings per share                                 $ 0.60               $ 0.67
                                                     ================     ================

 Period end common shares outstanding                     57,389,748           56,841,391

 Average shares outstanding:
     Basic                                                57,331,272           56,820,784
     Diluted                                              64,730,046           64,455,840

 Key ratios:
   Return on average assets                                    1.16%                1.43%
   Return on average equity                                   12.59%               15.80%
   Net interest margin                                         3.45%                3.57%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                         $ 46,377             $ 50,713
   Real estate and other repossessed assets                    5,954                5,350
                                                     ----------------     ----------------
                  Total nonperforming assets                 $ 52,331             $ 56,063
                                                     ================     ================

   90-day past due                                          $ 16,376              $ 7,921
                                                     ================     ================

 Gross charge-offs                                           $ 7,962              $ 8,051
 Recoveries                                                    2,134                1,768
                                                     ----------------     ----------------
 Net charge-offs (recoveries)                                $ 5,828              $ 6,283
                                                     ================     ================

 Key ratios:
   Reserve for loan losses to period end loans (A)             1.75%                1.75%
   Nonperforming assets to period
     end loans (A) and repossessed assets                      0.70%                0.82%
   Net charge-offs (annualized) to average loans (A)           0.31%                0.37%
   Reserve for loan losses to nonperforming loans            279.96%              236.03%

 (A) Excluding residential mortgage loans held for sale.
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
                                                            For the Quarter Ended
                                                     -------------------------------------
                                                                   March 31,
                                                     -------------------------------------
                                                          2004                 2003
                                                     ----------------     ----------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions              $ 12,110,611         $ 11,013,511
 Average total assets                                   $ 13,532,002         $ 12,366,665
 Average equity                                          $ 1,250,868          $ 1,116,065
 Average loans                                           $ 7,494,713          $ 6,949,113
 Loans held for sale (Period end)                           $ 83,556            $ 146,092
 Loans held for sale (Average)                              $ 72,089            $ 122,248
 Tax equivalent adjustment                                   $ 1,197              $ 1,403
 Preferred stock dividends - BOKF                              $ 375                $ 375
 Period end common shares O/S                             57,389,748           56,841,391
 Period end fully diluted shares                          64,788,522           64,476,447
 Number of days in period                                         91                   90


 Tangible Book Value per Common Share                        $ 17.99              $ 16.34
                                                     ================     ================

 Stock Buy Back Program:
 Stock buy back # shares                                           -                    -
 Stock buy back account                                          $ -                  $ -
                                                     ----------------     ----------------
   Average price per share                                       $ -                  $ -
                                                     ================     ================

 Mortgage Banking:
   Mortgage servicing portfolio                          $ 4,259,639          $ 5,090,974
   Mortgage loan fundings during quarter                   $ 159,641            $ 331,425
   Mortgage loan refinances to total fundings                 43.15%               74.40%

 Trust Assets:
   Total trust assets                                   $ 21,313,658         $ 17,131,694
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